UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007 (July 3, 2007)

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 3, 2007, Huntsman Corporation (the “Company”) issued a press release announcing that it has received from Hexion Specialty Chemicals, Inc., an entity owned by an affiliate of Apollo Management, L.P., a proposal to acquire all of the outstanding common stock of the Company for $27.25 per share in cash. A copy of the press release is furnished herewith as Exhibit 99.1.

In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Huntsman Corporation Investor Relations, 500 Huntsman Way, Salt Lake City, Utah 84108, telephone: (801) 584-5700 or on the company’s website at http://www.huntsman.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth herein and in the proxy statement for the Company’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2007. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release dated July 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007	HUNTSMAN INTERNATIONAL LLC

	By:	/s/ JOHN R. HESKETT
	Name:	John R. Heskett
	Title:	Vice President, Corporate Development
and Investor Relations

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release dated July 3, 2007.